Exhibit 10.2

May 8, 2024

Karyopharm Therapeutics Inc.

85 Wells Avenue, Suite 210

Newton, MA 02459

Attention: Chief Financial Officer

Re:	Exchange for Karyopharm Therapeutics Inc. 6.00% Convertible Senior Notes due 2029 and Warrants to Purchase Common Stock

Ladies and Gentlemen:

Karyopharm Therapeutics Inc., a Delaware corporation (the “Company”), is proposing to exchange its outstanding 3.00% Convertible Senior Notes due 2025 (CUSIP 48576U AA4 and ISIN: US48576UAA43) (the “Old Notes”) for (i) a new series of its 6.00% Convertible Senior Notes due 2029 (the “New Notes”) that will be convertible into shares (“Underlying Shares”) of common stock of the Company, par value $0.0001 per share (“Stock”) and (ii) Warrants, each substantially in the form set forth in Exhibit E hereto (the “Warrants”) to purchase Stock (such shares of Stock issuable upon exercise of, or otherwise pursuant to, the Warrants, the “Warrant Shares”), in each case in amounts as determined as set forth herein (the “Exchange”), pursuant and subject to the terms and conditions set forth in this agreement (this “Exchange Agreement”).

The undersigned (the “Investor”), for itself and, on behalf of the accounts (if any) listed on Exhibit A hereto for whom the Investor has been duly authorized to enter into the Exchange (each, including the Investor if it is listed on Exhibit A, an “Exchanging Holder”) hereby agrees to the Exchange pursuant and subject to the terms and conditions set forth in this Exchange Agreement.

The Old Notes were issued pursuant to that certain Indenture, dated as of October 16, 2018, between the Company, as issuer, and Wilmington Trust, National Association, a federal savings bank, as trustee (in such capacity, the “Old Notes Trustee” and such indenture, the “Old Notes Indenture”). The New Notes will be issued pursuant to an Indenture (the “New Notes Indenture”), to be dated as of the Closing Date (as defined below), among the Company, as issuer, any guarantors party thereto (the “Guarantors”) and Wilmington Savings Funds Society, FSB, as trustee (in such capacity, the “New Notes Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), substantially in the form set forth in Exhibit B hereto.

The New Notes and the guarantees of the New Notes by each of the Guarantors as set forth in the New Notes Indenture (the “Guarantees”) will be secured by a second-priority lien, subject to the first priority liens made in connection with the Term Loan (as defined in the New Notes Indenture) and any other Permitted Liens (as defined in Section 4.13 of the New Notes Indenture), pursuant to the terms of the New Notes Indenture and a Pledge and Security Agreement (the “Security Agreement”), to be dated as of the Closing Date, between the Company, the Guarantors party thereto and the Collateral Agent, substantially in the form set forth in Exhibit C hereto, on substantially all of the assets of the Company and the Guarantors, now owned or hereafter acquired by the Company and any Guarantor, subject to certain exceptions described in the New Notes Indenture and the Security Agreement. The Company will also be entering into a Registration Rights Agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date, with the Investor and other parties thereto, substantially in the form set forth in Exhibit D hereto.

The New Notes, the Guarantees, the Underlying Shares and the Warrants and the Warrant Shares are referred to collectively herein as the “Securities.” The New Notes Indenture, the Security Agreement and the Registration Rights Agreement are referred to herein as the “Transaction Documents.” Each Exchanging Holder (other than the Investor) is referred to herein as an “Account.”

The Investor and each Account understands that the Exchange is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the Exchange is only being made with investors who are institutional “accredited investors” within the meaning of Rule 501 of Regulation D under the Securities Act that are also “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in reliance upon an exemption from registration under Section 4(a)(2) of the Securities Act.

1.

The Exchange. Subject to the terms and conditions of this Exchange Agreement, the Investor and the other Exchanging Holders hereby deliver, assign and transfer to the Company all right, title and interest in the aggregate principal amount of Old Notes set forth in column 2 of Exhibit A (such principal amount of Old Notes, the “Exchanged Old Notes”) in exchange for: (i) New Notes having an aggregate principal amount, for each Exchanging Holder, as set forth in column 3 of Exhibit A (such aggregate principal amount of New Notes, the “Exchanged New Notes”),(ii) the number of Warrants as set forth in column 4 of Exhibit A (the “Exchanged Warrants” and, together with the Exchanged New Notes, the “New Securities”) and (iii) a cash amount equal to the accrued and unpaid interest on the Old Notes from, and including, April 15, 2024 to, but excluding, the Closing Date, calculated in accordance with the Old Notes Indenture (such amount, the “Interest Amount”), and the Company agrees to deliver the applicable amounts of such Exchanging Holder’s New Securities and Interest Amount to such Exchanging Holder in exchange for such Exchanged Old Notes tendered by such Exchanging Holder in the Exchange on the Closing Date. For the avoidance of doubt, Exchanged New Notes will be issued in denominations of $1,000 principal amount and integral multiples thereof, and the Company will not make any separate cash payment in respect of rounded amounts. Subject to the terms and conditions of this Exchange Agreement, the Investor, on behalf of itself and each Exchanging Holder, hereby (a) waives any and all rights with respect to such Exchanged Old Notes, and (b) releases and discharges the Company from any and all claims the Investor and each Exchanging Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes.

2.

The Closing. The closing of the Exchange (the “Closing”) shall take place electronically at 8:00 AM, New York City time, on May 13, 2024, or at such other time and place as the Company may designate by notice to the Investor (the “Closing Date”); provided that the Closing Date cannot be later than May 15, 2024 (the “Cutoff Date”) without the prior written consent of the Company and the Investor.

3.	Closing Mechanics.

a.	The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes.

b.

At or prior to the times set forth in the Exchange Procedures set forth in Exhibit F hereto (the “Exchange Procedures”), the Investor, on behalf of itself and/or any other Account, shall deliver and/or cause the Exchanging Holders to deliver the Exchanged Old Notes, by book entry transfer through the facilities of DTC, to the Old Notes Trustee, for the account/benefit of the Company for cancellation as instructed in the Exchange Procedures;

c.

On or prior to the Closing Date, subject to satisfaction of the conditions precedent specified in Section 6 hereof, and the prior receipt by the Old Notes Trustee from each Exchanging Holder of the Exchanged Old Note:

(i)

each Exchanging Holder shall execute and deliver, and cause the New Notes Trustee and the Collateral Agent to execute and deliver, this Exchange Agreement and each Transaction Document to which it and/or the Collateral Agent is a party;

(ii)

the Company and each Guarantor shall execute and deliver, and cause the New Notes Trustee and the Collateral Agent to execute and deliver, each Transaction Document to which the Company, a Guarantor, the New Notes Trustee and/or the Collateral Agent is a party;

(iii)

in connection with the foregoing clause (ii), the Company shall execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor or the relevant Account in Exhibit G hereto, the Exchanged New Notes;

(iv)

the Company shall execute and deliver to each Exchanging Holder the Warrants exercisable for the applicable number of Warrant Shares due to such Exchanging Holder upon consummation of the Exchange as specified herein; and

(v)	the Company shall pay to each Exchanging Holder the Interest Amount on its Exchanged Old Notes.

All questions as to the form of all documents and the validity and acceptance of the Old Notes and the New Securities and Interest Amount will be determined by the Company, in its sole discretion, which determination shall be final and binding.

4.	Representations and Warranties of the Company. The Company represents and warrants to the Investor (and each Account, as applicable), on behalf of itself and each of the Guarantors, if any, that:

a.

Organization. The Company and each of the Guarantors is duly organized and validly existing as a corporation, limited liability company, limited partnership or other form, as applicable, and is in good standing (to the extent such concept is applicable in the relevant jurisdictions) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign entity to do business (where such concept exists) and is in good standing in every jurisdiction (where such concept exists) in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, unless the failure to so qualify has not had and would not reasonably be expected to have a material adverse effect on the Company and the Guarantors taken as a whole.

b.	Due Authorization. This Exchange Agreement has been duly authorized, executed and delivered by the Company.

c.

New Securities. The New Notes have been duly authorized by the Company and, when duly executed by the Company in accordance with the terms of the New Notes Indenture, assuming due authentication of the New Notes by the New Notes Trustee, upon delivery to the Exchanging Holders in accordance with the terms of the Exchange, will be validly issued and delivered, will constitute valid and binding obligations of the Company and each of the applicable Guarantors and will be entitled to the benefits of the New Notes Indenture, enforceable against the Company and each such Guarantor in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except insofar as enforceability of indemnification or contribution provisions may be limited by applicable law or public policy (collectively, the “Enforceability Exceptions”). The Warrants have been duly authorized by the Company and, when duly executed by the Company, upon delivery to the Exchanging Holders in accordance with the terms of the Exchange, will be validly issued and delivered, will constitute valid and binding obligations of the Company, enforceable against the Company, subject to the Enforceability Exceptions. The maximum number of Underlying Shares initially issuable upon conversion of the New Notes (assuming settlement in shares of Stock to the maximum extent permitted by the New Notes Indenture and taking into account the maximum make-whole adjustment under the New Notes Indenture) and the Warrant Shares initially issuable upon exercise of the Warrants (assuming full exercise of the Warrants) have been duly and validly authorized and reserved for by the Company and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes and the New Notes Indenture or upon exercise of the Warrants in accordance with the terms of the Warrants, as applicable, will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Shares or Warrant Shares, as applicable, will not be subject to any preemptive, participation, rights of first refusal or similar rights. At or prior to the Closing, a Listing of Additional Shares notification form covering the Underlying Shares and the Warrant Shares shall have been submitted to the Nasdaq Stock Market.

d.

Transaction Documents. The Company and each Guarantor, as applicable, has all requisite corporate power and authority to perform its obligations under each Transaction Document, to the extent applicable. Each Transaction Document has been duly authorized by the Company and each Guarantor, as applicable, and will have been duly executed and delivered by the Company and each Guarantor, as applicable, on or prior to the Closing. Assuming due authorization, execution and delivery by the other parties thereto, each Transaction Document, upon execution and delivery thereof by the Company and each Guarantor, as applicable, will constitute the valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, subject to the Enforceability Exceptions.

e.

Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor and each other investor executing an Exchange Agreement, (1) the issuance of the New Securities in connection with the Exchange pursuant to this Exchange Agreement is exempt from the registration requirements of the Securities Act pursuant to 4(a)(2) of the Securities Act; (2) when issued to an Exchanging Holder, the New Notes will be issued free of any restrictive legend and issued with an “unrestricted” CUSIP; and (3) the New Notes Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

f.

New Class. The New Notes (but not, for the avoidance of doubt, the Warrants), when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act.

f.

No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the Guarantors, as applicable, and the consummation of the transactions contemplated hereby and thereby, including the issuance of the New Notes and the Warrants and any issuance of Underlying Shares and Warrant Shares, and the granting of any liens or other security interests to be granted by the Company or the Guarantors pursuant to the New Notes Indenture and Security Agreement, as applicable, will not: (i) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Company or any Guarantor or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the properties or assets of the Company or any Guarantor or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and the Guarantors taken as a whole or a material adverse effect on the performance by the Company and the Guarantors on their obligations under any Transaction Document or the consummation of any of the transactions contemplated hereby or thereby.

g.

Governmental Authorizations. Except in each case, as would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the Company and the Guarantors taken as a whole: (a) the Company and the Guarantors possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (the “Required Authorizations”), none of the Company nor any of the Guarantors has received any notice of proceedings relating to the revocation or modification of any such Required Authorizations and all Required Authorizations are valid and in full force and effect, and (b) no authorization of, or registration, notice or filing with, any governmental authority is required for (i) the execution, delivery and performance of any of the Transaction Documents, and (ii) the consummation by the Company or any of the Guarantors of the Transactions or any other transactions contemplated by the Transaction Documents, except (A) for such as have already been obtained or made prior to the Closing Date that are in full force and effect, (B) for those required in connection with the perfection of any security interest in or exercise of remedies in respect of any collateral securing the New Notes, (C) pursuant to applicable federal and state securities laws, rules and regulations that are expressly contemplated by Section 13 or 15(d) of the Exchange Act and by the Registration Rights Agreement, or (D) for filings expressly contemplated or required by the Transaction Documents.

h.

Collateral Documents. Upon execution and delivery, the Security Agreement will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the collateral described therein. The Company and the Guarantors collectively own, have rights in or have the power and authority to grant the liens contemplated by the Security Agreement in the collateral securing the New Notes, free and clear of any liens other than the Permitted Liens.

i.

SEC Reporting. From January 1, 2024 to the date of this Exchange Agreement, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Reports.

j.

Nasdaq Compliance. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. No approval of the stockholders of the Company under the rules and regulations of Nasdaq (including Rule 5635 of the Nasdaq Listing Rules) is required to issue and deliver the New Notes to the Investor.

k.

Legal Proceedings. There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Company, threatened, against the Company that would reasonably be expected to impede the consummation of the Exchange.

l.

Capitalization. The Company is authorized under its Certificate of Incorporation to issue 400,000,000 shares of Stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Report containing such disclosure was accurate in all material respects as of the date indicated in such SEC Report. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any preemptive rights; and such shares were issued in compliance with applicable state and federal securities law and any rights of third parties. No person is entitled to preemptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company. Except for the Old Notes, those certain warrants issued on December 5, 2022 to purchase up to 9,537,563 shares of Stock described in the SEC Reports, those certain warrants issued on August 1, 2023 to purchase up to 250,000 shares of Stock described in the SEC Reports, 75,000 shares of Stock to be delivered to Neumedicines Inc. contingent upon certain terms of that certain Asset Purchase Agreement with Neumedicines Inc. dated as of November 24, 2020, shares of Stock issued under the Company’s employee stock purchase plan and options and restricted stock units granted under Company stock-based compensation plans that are described in the SEC Reports, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Exchange Agreement or as previously disclosed in the Company’s SEC Reports. There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other similar agreements among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. No person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person, other than pursuant to that certain registration rights agreement December 5, 2022. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any person the right to purchase any equity interest in the Company upon the occurrence of certain events.

m.	Exchange. The Company acknowledges that the terms of the Exchange have been mutually negotiated between the parties.

n.

Solvency. As of the date of this Exchange Agreement, after giving effect to the completion of the Exchange and the consummation of the other transactions occurring simultaneously on the date of this Exchange Agreement, (A) the present fair market value (or present fair saleable value) of the total assets of Company is not less than the total amount required to pay the probable total liabilities (including contingent liabilities) of the Company as they mature and become absolute, (B) the capital of the Company is adequate to conduct its business and to enter into the Exchange, (C) the Company has the ability to pay its debts and obligations as such debts mature, and (D) the Company is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code)).

o.

Investment Company. The Company is not and, after giving effect to the transactions contemplated by this Exchange Agreement, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

p.	FIRPTA. The Company is not a United States real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

q.

Other Representations and Warranties. The representations and warranties of the Company made in Section 4 of that certain Credit and Guaranty Agreement, dated as of May 8, 2024, by and among the Company, the guarantors party thereto, the lenders party thereto, and Wilmington Savings Fund Society, FSB, as the administrative agent and collateral agent, shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of the Closing Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, as of the Closing Date, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.

5.	Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company, on behalf of itself and each Account, as applicable, that:

a.

The Investor is validly existing as a corporation, limited liability company, limited partnership or other form, as applicable, and is in good standing (to the extent such concept is applicable in the relevant jurisdictions) under the laws of the jurisdiction of its incorporation, organization or formation, as applicable.

b.

The Investor has all requisite corporate, limited partnership, limited liability company or other applicable entity power and authority to deliver, assign and transfer the Exchanged Old Notes in exchange for the New Securities and Interest Amount pursuant to this Exchange Agreement and to enter into this Exchange Agreement and perform all obligations required to be performed by the Investor hereunder. This Exchange Agreement, when executed and delivered, has been duly authorized, executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor and each Exchanging Holder, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. If the Investor is executing this Exchange Agreement on behalf of an Account, (i) the Investor has all requisite discretionary and contractual authority to enter into this Exchange Agreement on behalf of, and, bind, each Account to the terms of this Exchange Agreement and (ii) Exhibit A is a true, correct and complete list of (A) the name of each Exchanging Holder, and (B) the principal amount of each Exchanging Holder’s Exchanged Old Notes.

c.

Each Exchanging Holder participating in the Exchange is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies.

d.

Participation in the Exchange will not contravene (1) any law, rule, regulation or governmental or judicial decrees, injunctions or orders binding on the Investor or any Account or any investment guideline or restriction applicable to the Investor (or, if applicable, any Account), (2) the charter or bylaws (or equivalent organizational documents) of the Investor (or, if applicable, any Account) or (3) any agreement or instrument to which the Investor or any Account is a party or by which the Investor or any Account or any of their respective assets are bound.

e.

The Investor (or applicable Account) is a resident of the jurisdiction set forth in Exhibit G and, unless otherwise set out in Exhibit A, is not acquiring the Exchanged New Notes as a nominee or agent or otherwise for any other person.

f.

The Investor and each Account will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or such Account acquires, pursuant to the Exchange, or sells New Notes and will obtain any consent, approval or permission required for such acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor or such Account is subject or in which the Investor or such Account makes such acquisitions or sales, and the Company shall not have any responsibility therefor.

g.

The Investor and each Account have received a copy of the Transaction Documents. The Investor acknowledges that: (1) no person has been authorized to give any information or to make any representation concerning the Exchange or the Company or any Guarantor, other than as contained in this Exchange Agreement or the Transaction Documents; and (2) the Company and the Guarantors do not take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor hereby acknowledges that J. Wood Capital Advisors LLC (the “Exchange Advisor”) does not take any responsibility for, and can provide no assurance as to the reliability of, the information set forth in the Transaction Documents or any such other information provided or deemed provided to the Investor by the Company.

h.

The Investor and each Account understands and accepts that acquiring the Securities involves risks. The Investor and each Account has such knowledge, skill and experience in business, financial and investment matters that the Investor and each Account is capable of evaluating the merits and risks of the Exchange and an investment in the Securities. With the assistance of its own professional advisors (to the extent the Investor and each Account has deemed appropriate), the Investor and each Account has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of the Exchange and this Exchange Agreement. The Investor and each Account has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition, and the Investor is, and each Account is, able to bear the risks associated with an investment in the Securities. The Investor and each Account understands that it should consult with its own tax advisors in order to determine the U.S. federal, state and local tax consequences of the Exchange as well as the ownership and disposition of the Securities, in light of the Investor’s and each Account’s particular circumstances.

i.

The Investor confirms that neither it nor any Account is relying on any communication (written or oral) of the Company or the Exchange Advisor or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the Exchange and receive the New Securities and Interest Amount pursuant to the terms hereof. The Investor confirms that it has read the New Notes Indenture relating to the New Notes and the Warrants and has not relied on any statement (written or oral) of the Company, the Exchange Advisor or any of their respective affiliates as to the terms of the New Notes or Warrants. It is understood that information provided in the Transaction Documents, or by the Company or the Exchange Advisor or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the Exchange, and that none of the Company, the Exchange Advisor or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor or any Account in deciding whether to participate in the Exchange.

j.

The Investor confirms, for itself and for each Account, that neither the Company nor the Exchange Advisor have (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities; or (2) made any representation to the Investor regarding the legality of an investment in the Securities under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, neither the Investor nor any Account is relying on the advice or recommendations of the Company or the Exchange Advisor, and the Investor and each Account has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor or such Account.

k.

The Investor and each Account is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the Securities. The Investor and each Account is familiar with the business and financial condition and operations of the Company and the Guarantors and has conducted its own investigation of the Company and the Guarantors and the Securities and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor and each Account has had access to the Company filings with the Securities and Exchange Commission and such other information concerning the Company and the Guarantors and the Securities as it deems necessary to enable it to make an informed investment decision concerning the Exchange. The Investor and each Account has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor or such Account deems necessary to enable it to make an informed investment decision concerning the Exchange and the Securities. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, or its representatives shall modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained herein.

l.

The Investor and each Account understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of such investment.

m.

The Investor and each Account is an institutional “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act as well as a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. The Investor, for itself and on behalf of each Account, agrees to furnish any additional information reasonably requested by the Company or any of their affiliates to assure compliance with applicable U.S. federal and state securities laws and all other applicable laws in connection with the Exchange.

n.

The Investor and each Account is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company.

o.

The Investor and each Account hereby confirms that its Exchanged Old Notes were either (i) acquired more than one year prior to the Closing Date or (ii) acquired from a noteholder who such Exchanging Holder had no reason to believe was, at the time of such sale or the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) of the Company, and further hereby confirms that such Investor and each Account hereby confirms that it is entitled to rely on Rule 144(d)(3)(ii) in connection with its acquisition of the Securities (other than any Warrant Shares issued upon cash exercise of the Warrants).

p.

The Investor and each Account is acquiring the Securities solely for the Investor’s or such Account’s own beneficial account, or for an account with respect to which the Investor or such Account exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities in violation of federal, state or other applicable securities laws. The Investor and each Account understands that the offer and sale of the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the representations made by the Investor and each Account in this Exchange Agreement.

q.

The Investor and each Account understands that the Company is relying upon the representations and agreements contained in this Exchange Agreement (and any supplemental information) for the purpose of determining whether the Investor’s and such Account’s participation in the Exchange meets the requirements for the exemptions referenced in clause (o) above and whether the New Notes and the Warrants may be issued without legends.

r.

The Investor and each Account acknowledges and agrees that since the time such Investor or Account was wall crossed it has not, and prior to the Closing it will not, engage in any hedging transactions with respect to the Securities and that any hedging transactions that thereafter may be engaged in by it with respect to the Securities it will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder and all other applicable laws.

s.

The Investor and each Account acknowledges that the terms of the Exchange have been mutually negotiated between the Investor (for itself and on behalf of each Account), and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange on behalf of itself and each Account.

t.	The Investor and each Account acknowledges the Company intends to pay an advisory fee to the Exchange Advisor.

u.

The Investor will, for itself and on behalf of each Account, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, the Old Notes Trustee or the New Notes Trustee to complete the Exchange.

v.

The Investor and each Account understands that, unless the Investor notifies the Company in writing to the contrary prior to the Closing, each of the Investor’s representations and warranties contained in this Exchange Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

w.

The participation in the Exchange by any Exchanging Holder was not conditioned by the Company on such Exchanging Holders’ exchange of a minimum principal amount of Exchanged Old Notes or its participation, if any, in the Term Loan Agreement (as defined in the New Notes Indenture).

x.

The Investor acknowledges that it and each Account had a sufficient amount of time to consider whether to participate in the Exchange and that neither the Company nor the Exchange Advisor has placed any pressure on the Investor or any Account to respond to the opportunity to participate in the Exchange. The Investor acknowledges that neither it nor any Account became aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

y.

The operations of the Investor and each Account have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its (or, where applicable, any Account’s) beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), are not otherwise the subject of Sanctions and have not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

z.

The Investor and each Account acknowledges and agrees that the Exchange Advisor has not acted as a financial advisor or fiduciary to the Investor or such Account and that the Exchange Advisor and its respective directors, officers, employees, representatives and controlling persons have no responsibility for making, and have not made, any independent investigation of the information contained herein or in the Company’s Securities and Exchange Commission filings and make no representation or warranty to the Investor or such Account, express or implied, with respect to the Company or the Exchange or the accuracy, completeness or adequacy of the information provided to the Investor or the Account or any other publicly available information, nor will any of the foregoing persons be liable for any loss or damages of any kind resulting from the use of the information contained therein or otherwise supplied to the Investor or such Account.

aa.

The Investor and each Account acknowledges and agrees that no public market exists for the New Notes or Warrants and that there is no assurance that a public market will ever develop for the New Notes or Warrants.

bb.

The Investor and each Exchanging Holder acknowledges and understands that as of the date of this Exchange Agreement and at the time of the Closing, the Company may be in possession of material non-public information not known to the Investor or any Exchanging Holder that may impact the value of the Old Notes and the Securities (“Information”) that the Company has not disclosed to the Investor or any Exchanging Holder. The Investor and each Exchanging Holder acknowledges that they have not relied upon the non-disclosure of any such Information for purposes of making their decision to participate in the Exchange. The Investor and each Exchanging Holder understands, based on its experience, the disadvantage to which the Investor and each Exchanging Investor is subject due to the disparity of information between the Company, on the one hand, and the Investor and each Exchanging Holder, on the other hand. Notwithstanding this, the Investor and each Exchanging Holder has deemed it appropriate to participate in the Exchange. The Investor agrees that the Company and its directors, officers, employees, agents, stockholders and affiliates shall have no liability to the Investor or any Exchanging Holder or their respective beneficiaries whatsoever due to or in connection with the Company’s use or non-disclosure of the Information or otherwise as a result of the Exchange, and the Investor hereby irrevocably waives any claim that it or any Exchanging Holder might have based on the failure of the Company to disclose the Information.

6.

Conditions to Obligations of the Investor and the Company. The obligations of the Investor to deliver, or to cause the Accounts to deliver, the Exchanged Old Notes and of the Company to deliver the New Securities and pay the Interest Amount are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company on the one hand, and of the Investor on the other contained in Sections 4 and 5, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing.

7.	Covenants and Acknowledgments of the Company.

a.

The Company hereby agrees to publicly disclose at or prior to 9:00 a.m., New York City time (the “Release Time”), on the first business day after the date hereof, the Exchange as contemplated by this Exchange Agreement in a press release or through the filing of a Current Report on Form 8-K. The Company hereby acknowledges and agrees that as of the Release Time the Company will disclose all confidential information to the extent the Company believes such confidential information constitutes material non-public information that was communicated by the Company to the Investor or any Account in connection with the Exchange, if any. For the avoidance of doubt, the Company may be aware of other material non-public information regarding the Company at the time of Closing that has not been communicated to the Investor or any Account. The Company will, no later than the first business day following the Closing, file a Current Report on Form 8-K publicly disclosing the Closing as contemplated by this Exchange Agreement.

b.

From and after the date hereof, the Company shall at all times reserve and keep available (free of preemptive or similar rights) from its authorized but unissued shares of Stock, solely for the purpose of effecting conversions of the New Notes and the exercise of the Warrants, such number of shares of Stock as shall from time to time be sufficient to effect the conversion in full of the New Notes and the exercise in full of the Warrants (without giving effect to any beneficial ownership caps contained in the New Notes and Warrants or any other restriction or limitation on exercise contained in the New Notes and Warrants) to the extent required by the Indenture; and if at any time the number of authorized but unissued shares of Stock shall not be sufficient to effect the conversion in full of the New Notes or the exercise in full of the Warrants (without giving effect to any beneficial ownership caps contained in the New Notes and Warrants or any other restriction or limitation on exercise contained in the New Notes or Warrants), the Company will use reasonable best efforts to take such corporate action as may be necessary to increase its authorized but unissued shares of Stock to at least such number of shares as shall be sufficient for such purpose.

c.	The Company agrees that it shall, upon request, execute and deliver any additional documents deemed by the Old Notes Trustee or transfer agent to be reasonably necessary to complete the Exchange.

d.	On the Closing Date the Company shall deliver to the Investor a legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP in form and substance reasonably satisfactory to the Investor.

e.

The Company covenants and agrees to pay or reimburse the Investor upon request for all reasonable and documented out-of-pocket expenses, disbursements and advances incurred or made by the Investor through the Closing in connection with the execution of this Exchange Agreement (including the reasonable and documented fees and the expenses and disbursements of two counsels, which shall be Latham & Watkins LLP and Gibson, Dunn and Crutcher LLP (“GDC”), provided that the fees of GDC shall not exceed $50,000). The provisions of this Section 7(e) shall survive the termination of this Exchange Agreement.

8.

Covenant of the Investor. No later than one (1) business day after the date hereof, the Investor agrees to deliver settlement instructions for each Exchanging Holder to the Company substantially in the form of Exhibit G.

9.

Waiver, Amendment. Neither this Exchange Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10.

Assignability. Neither this Exchange Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party.

11.

Withholding; Required Tax Forms. The Investor (or Account(s) of such Investor, if applicable) shall deliver to the Company, at least one (1) business day prior to the Closing, an accurately completed and duly executed IRS Form W-9 or IRS Form W-8BEN, W-8BEN-E or W-8ECI, as applicable (or any successor form). The Investor (or Account(s) of such Investor, if applicable) acknowledges that, if the Investor (or Account(s) of such Investor, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), then the Company must be provided with a correct taxpayer identification number (generally, a person’s social security number or federal employer identification number) or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code) (a “Non-U.S. Holder”), then the Company must be provided with an accurately completed and duly executed IRS Form W-8BEN, W-8BEN-E or W-8ECI, as applicable (or any successor form), establishing an exemption from or a reduction in U.S. federal withholding on interest or original issue discount. The Investor (or Account(s) of such Investor, if applicable) further acknowledges that any Investor (or Account(s) of such Investor, if applicable) may be subject to 30% U.S. federal withholding on certain payments or deliveries made to such Investor (or Account(s) of such Investor, if applicable) attributable to accrued and unpaid interest or original issue discount or 24% U.S. federal backup withholding on certain payments or deliveries made to such Investor (or Account(s) of such Investor, if applicable) unless such Investor (or Account(s) of such Investor, if applicable) properly establishes an exemption from, or a reduced rate of, such withholding or backup withholding. Without limiting the generality of the foregoing, the Investor (or Account(s) of such Investor, if applicable) hereby represents that it is able to receive any consideration payable hereunder (including any amounts attributable to accrued and unpaid interest) without any U.S. federal withholding tax and is entitled to provide U.S. tax forms and required attachments indicating the same (including, where relevant, any certifications indicating that the Investor (or Account(s) of such Investor, if applicable) fulfills the requirements of “portfolio interest exemption” as indicated in Exhibit H hereto). Any forms required to be delivered to the Company pursuant to this Section 11 shall be delivered in accordance with Section 19; provided that such communication shall be made via electronic mail.

12.

Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR (FOR ITSELF AND, IF APPLICABLE, ON BEHALF OF EACH ACCOUNT) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS EXCHANGE AGREEMENT.

13.

Governing Law. THIS EXCHANGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

14.

Submission to Jurisdiction. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) (a) agrees that any legal suit, action or proceeding arising out of or relating to this Exchange Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

15.

Venue. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Exchange Agreement in any court referred to in Section 14. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

16.

Service of Process. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably consents to service of process in the manner provided for notices in Section 19. Nothing in this Exchange Agreement will affect the right of any party to this Exchange Agreement to serve process in any other manner permitted by law.

17.

Section and Other Headings. The section and other headings contained in this Exchange Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange Agreement.

18.

Counterparts. This Exchange Agreement may be executed, either manually or by way of a digital signature provided by DocuSign (or similar digital signature provider), by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise and including any electronic signature covered by the U.S. federal E-SIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Exchange Agreement (whether executed manually or by way of a digital signature as described herein this Section 18) by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

19.

Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses or pursuant to the following email addresses, or, in the case of the Investor or any Account, the address provided in Exhibit G (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Karyopharm Therapeutics Inc. 85 Wells Avenue, Suite 210, Newton, MA 02459 Attention: Chief Financial Officer and General Counsel Email: [***]

20.

Binding Effect. The provisions of this Exchange Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

21.

Notification of Changes. After the date of this Exchange Agreement until the Closing, each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Company or the Investor (and/or such Account), as the case may be, contained in this Exchange Agreement to be false or incorrect in any material respect.

22.

Reliance by Exchange Advisor. The Exchange Advisor may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Exchange Advisor. The Exchange Advisor shall be a third party beneficiary to this Exchange Agreement to the extent provided in this Section 22.

23.

Severability. If any term or provision (in whole or in part) of this Exchange Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Exchange Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

24.

Survival. The representations and warranties of the Company and the Investor contained in this Exchange Agreement, and the provisions of Section 7(e), shall survive the consummation of the transactions contemplated hereby.

25.

Termination. This Exchange Agreement may be terminated and the transactions contemplated hereby abandoned (a) by mutual agreement of the Company and the Investor in writing or (b) by either the Company or the Investor if the conditions to such party’s obligations set forth herein have not been satisfied (unless waived by the party entitled to the benefit thereof), and the Exchange has not occurred on or before the Cutoff Date without liability of either the Company or the Investor, as the case may be; provided that neither the Company nor the Investor shall be released from liability hereunder if this Exchange Agreement is terminated and the transactions abandoned by reason of the failure of the Company or the Investor or an Exchanging Holder, as the case may be, to have performed its obligations hereunder. Except as provided above, if this Exchange Agreement is terminated and the transactions contemplated hereby are not concluded as described above, this Exchange Agreement will become void and of no further force and effect.

26.	Tax Treatment.

a.

The Company and the Investor hereby agree to treat, for U.S. federal income tax purposes, the exchange of the Old Notes for the New Notes and Warrants as a tax-free recapitalization. The parties hereto agree to report all income tax matters with respect to the New Notes and Warrants consistent with this Section 26 and shall not take any action or file any tax return, report or declaration inconsistent herewith unless required to do so by a change in applicable requirements of law or by a tax authority following an audit or examination.

b.

Prior to making any tax reporting (e.g., IRS Form 8937, OID reporting and issue price reporting) or undertaking a change of control or similar transaction, in each case, that may impact the tax treatment of the investors regarding the exchange and the ownership and disposition of the New Notes and Warrants, the Company will give prior notice to, and consider in good faith any input from, the Investor.

c.

It is intended that New Notes will be treated as indebtedness (and not as equity or a “contingent payment debt instrument” governed by Section 1.1275-4 of Treasury Regulations) for federal income tax purposes and that any physical settlement of a New Note will be treated as a tax-free transaction for federal income tax purposes.

d.	It is intended that any cashless exercise of the Warrants, if applicable, will be treated as a tax-free transaction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Investor (for itself and, if applicable, on behalf of each Account) has executed this Exchange Agreement as of the date first written above.

Legal Name of Executing Investor:

By
Name:
Title:
Legal Name:

[Signature Page to Exchange Agreement]

ACCEPTED AND AGREED:

Karyopharm Therapeutics Inc.

By
Name:
Title:

[Signature Page to Exchange Agreement]

EXHIBIT A: FOR THE EXCHANGE

***

EXHIBIT B TO THE EXCHANGE AGREEMENT

FORM OF NEW NOTES INDENTURE

SEE ATTACHED.

EXHIBIT C TO THE EXCHANGE AGREEMENT

FORM OF SECURITY AGREEMENT

SEE ATTACHED.

EXHIBIT D TO THE EXCHANGE AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

SEE ATTACHED.

EXHIBIT E TO THE EXCHANGE AGREEMENT

FORM OF WARRANT

SEE ATTACHED.

EXHIBIT F TO THE EXCHANGE AGREEMENT

EXCHANGE PROCEDURES

Reference is hereby made to that certain Exchange Agreement (the “Agreement”), dated as of May 8, 2024, between Karyopharm Therapeutics Inc. (the “Company”) and the Investor party thereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Agreement. Below are procedures for the settlement of the exchange of Old Notes for New Securities and payment of the Interest Amount. To ensure timely settlement, please follow the instructions for exchanging your Old Notes for the applicable New Securities and Interest Amount as set forth below. These instructions supersede any prior instructions you received. Your failure to comply with the instructions may delay your receipt of New Notes, Warrants and Interest Amount. If you have any questions, please contact Ed Collins [***].

Cancellation (Withdrawal) of Old Notes

You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post on May 13, 2024, no later than 9:00 a.m., New York City time, one-sided withdrawal instructions through DTC via DWAC for the aggregate principal amount of Old Notes (CUSIP # 48576U AA4) set forth in each case in Exhibit A of the Agreement to be exchanged for New Notes, Warrants and Interest Amount set forth in Exhibit A of the Agreement. It is important that this instruction be submitted and the one-sided DWAC withdrawal is posted on May 13, 2024.

To receive New Notes through DTC

You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to be issued upon exchange to post on May 13, 2024, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC for the aggregate principal amount of New Notes (CUSIP # [48576U AC0]1[ 48576U AD8]2) set forth in Exhibit A of the Agreement. It is important that this instruction be submitted and the one-sided DWAC deposit posted by 9:00 a.m., New York City time, on May 13, 2024.

To receive the Interest Amount

You must provide your wire instructions to the Company by May 13, 2024, no later than 9:00 a.m., New York City time.

SETTLEMENT

On May 13, 2024, after the Company receives your Old Notes and your cancellation instructions as set forth above and a withdrawal request in respect of your Old Notes has been posted as specified above, and subject to the satisfaction of the conditions to closing as set forth in your Agreement, the Company will deliver your New Notes (through DTC) and Warrants and pay the Interest Amount in respect of your Old Notes exchanged in accordance with the delivery instructions set forth above.

[1]	For HCR.
[2]	For other investors.

EXHIBIT G TO THE EXCHANGE AGREEMENT

Exchanging Holder Settlement Details

These settlement instructions are to be delivered to the Company for each Exchanging Holder no later than one (1) business day after the date of the Exchange Agreement.

Name of Exchanging Holder:

Exchanging Address:

Telephone:

Email Address:

Country of Residence:

Taxpayer Identification Number:

Exchanged Old Notes

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Exchanged New Notes (if different from Exchanged Old Notes)

DTC Participant Number:

DTC Participant Name:

DTC Participant Phone Number:

DTC Participant Contact Email:

FFC Account #:

Account # at Bank/Broker:

Wire Instructions for Interest Amount

Bank Routing Number:

SWIFT Code:

Account Name:

Account Number:

Bank Address:

Callback Contact Name and Phone Number:

FFC name:

FFC account number:

EXHIBIT H

Tax Matters

Backup Withholding Tax

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) generally must provide such Investor’s (or Account(s) of such Investor, if applicable) correct taxpayer identification number (“TIN”) on IRS Form W-9 (attached hereto) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or an Investor’s (or Account(s) of such Investor, if applicable) employer identification number. If the correct TIN is not provided, the Investor (or Account(s) of such Investor, if applicable) may be subject to penalties imposed by the IRS. In addition, certain payments made to holders may be subject to U.S. backup withholding tax (currently set at 24% of the payment). If an Investor (or Account(s) of such Investor, if applicable) is required to provide a TIN but does not have a TIN, the Investor (or Account(s) of such Investor, if applicable) should consult its tax advisor regarding how to obtain a TIN. Certain holders are not subject to these backup withholding and reporting requirements. A Non-U.S. Holder may be required to comply with certain certification procedures to establish that the holder is not a “United States person” (as defined in Section 7701(a) of the Code) in order to avoid backup withholding. U.S. backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or credit against that holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. In certain circumstances, information returns may be filed with the IRS. Copies of these information returns may also be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides. Investors (or Account(s) of such Investors, if applicable) are urged to consult their tax advisors regarding how to complete the appropriate forms and to determine whether they are exempt from backup withholding or other withholding taxes.

Portfolio Interest Exemption (for Investors (or Account(s) of such Investors, if applicable) That Are Not U.S. Persons for U.S. Federal Income Tax Purposes)

Under U.S. federal income tax law, an Investor (or Account(s) of such Investor, if applicable) that is otherwise not eligible to provide an IRS Form W-9 must claim an exemption from U.S. withholding tax on payments or deliveries attributable to accrued and unpaid interest. Any Investor (or Account(s) of such Investor, if applicable) that claims such an exemption under the so-called “portfolio interest exemption” is hereby deemed to represent and certify (along with providing the applicable IRS Form W-8BEN or W-8BEN-E) as set forth in Paragraph C below. However, if the Investor (or Account(s) of such Investor, if applicable) is an intermediary, a foreign partnership or other flow-through entity, then the following adjustments will be made:

A.	The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable):

•	record ownership under Clause 1 of Paragraph C below.

B.	The following representations will be provided as applied to the partners, members or beneficial owners claiming the portfolio interest exemption:

•	beneficial ownership under Clause 1 of Paragraph C below,

•	the status in Clause 3 of Paragraph C below, and

•	the status in Clause 4 of Paragraph C below.

C.

The following representation will be provided as applied to the Investor (or Account(s) of such Investor, if applicable) as well as the partners, members or beneficial owners claiming the portfolio interest exemption:

1.	It is the sole record and beneficial owner of Old Notes in respect of which it is providing this certification.

2.	It is not a “bank” (within the meaning of Section 881(c)(3)(A) of the Code).

3.	It is not a “10-percent shareholder” of the Company (within the meaning of Section 881(c)(3)(B) or Section 871(h)(3)(B) of the Code).

4.	It is not a “controlled foreign corporation” (as such term is described in Section 881(c)(3)(C) of the Code) related to the Company (within the meaning of Section 864(d)(4) of the Code).